UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

September 17, 2013

Date of Report (Date of earliest event reported)

TSS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51426	20-2027651
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7226 Lee DeForest Drive, Suite 104
Columbia, Maryland	21046
(Address of principal executive offices)	(Zip Code)

(410) 423-7438
(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant

On September 17, 2013, TSS, Inc., a Delaware corporation (the “Company”), notified Grant Thornton LLP (“Grant Thornton”) that the Company was dismissing Grant Thornton as its independent registered public accounting firm effective immediately. The Company has engaged McGladrey LLP (“McGladrey”) as its independent registered public accounting firm for its third quarter ended September 30, 2013 and its fiscal year ended December 31, 2013. The decision to dismiss Grant Thornton and to engage McGladrey was approved by the Audit Committee of the Company’s Board of Directors on September 16, 2013.

The reports of Grant Thornton on the consolidated financial statements for the Company for each of the two most recent fiscal years ending December 31, 2012, and December 31, 2011, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s two most recent fiscal years and the subsequent interim periods through the date of dismissal, there were no disagreements with Grant Thornton on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for those periods. For the years ended December 31, 2012, and December 31, 2011, and through the date of this Form 8-K, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

During 2012, McGladrey provided certain consultation services to the Company relating to the valuation of stock options using a Monte Carlo simulation. Except as set forth above, during the fiscal years ended December 31, 2012, and December 31, 2011, and through the date of this Form 8-K, neither the Company, nor anyone acting on its behalf, consulted with McGladrey with respect to (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided that McGladrey concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (2) any matters that were either the subject of a disagreement (as that term is used in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Grant Thornton with a copy of the foregoing disclosures on this Form 8-K and requested that Grant Thornton furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. The Company has received the requested letter from Grant Thornton stating that it does agree, and a copy is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

16.1	Letter of Grant Thornton to the Securities and Exchange Commission, dated September 23, 2013.

S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TSS, INC.

By:	/s/ Maura McNerney
Maura McNerney
Chief Financial Officer

Date: September 23, 2013